                                                                    EXHIBIT 99.3



[FNIS(TM) LOGO]

                          FORM OF EMPLOYMENT AGREEMENT


        THIS EMPLOYMENT AGREEMENT ("Agreement") is entered into the ____ day of __________, 2002 ("Effective Date"), by and between Eastern Financial Systems, Inc. (hereinafter "Eastern"), a Pennsylvania corporation and a wholly owned first-tier subsidiary of Fidelity National Information Solutions, Inc. ("FNIS"), FNIS (together with Eastern, the "Company"), and ________________, an individual residing in the Commonwealth of Pennsylvania ("Employee").

                                    RECITALS

        WHEREAS, FNIS, Eastern, EFS Merger Sub, Inc., a Delaware corporation and a wholly owned first-tier subsidiary of FNIS ("Merger Sub"), and all of the shareholders of Eastern Financial, entered into that certain Agreement and Plan of Merger, dated October __, 2002 (the "Purchase Agreement"), pursuant to which Merger Sub on the date hereof has been merged with and into Eastern (the "Merger");

        WHEREAS, in order to induce Eastern and Employee to enter into the Purchase Agreement, Parent agreed, and agreed to cause Eastern to execute and deliver this Agreement contemporaneous with the closing of the Merger and the other transactions contemplated by the Purchase Agreement; and

        WHEREAS, the execution of this Agreement by Parent, Eastern and Employee also was a condition to closing of the Merger and the other transactions contemplated by the Purchase Agreement; and

        WHEREAS, Parent and Eastern desire to employ Employee in the capacity hereinafter stated and Employee desires to be employed by Eastern in that capacity, subject to the terms and conditions set forth herein.

        NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants and agreements set forth herein, Employee and Eastern agree as follows:


                                    AGREEMENT

        1. Employment. Eastern hereby agrees to employ Employee in the position of _________________________, Eastern Financial Systems, Inc. and Employee accepts such employment upon the terms and conditions set forth in this Agreement.

        2. Term. This Agreement shall remain in effect for a period of _____ years ("Term") commencing on the Effective Date and terminating _____ years later, or at the time of Employee's termination of employment under Section 5 of this Agreement, whichever is sooner. The Term may be extended at anytime upon mutual agreement of the parties. Notwithstanding any other provision in this Agreement to the contrary, the provisions of Sections 6 through 8 below shall remain in effect following the termination of Employee's employment with Eastern for any reason (except as otherwise provided in Section 6.6 with respect to Termination Without Cause or Termination With Good Reason).

        3. Duties, Work Location. The Employee's duties hereunder shall be those which shall be prescribed by the Company's bylaws, as amended from time to time, and by the Eastern's President, from time to time and shall include such executive authority, duties, powers and responsibilities as customarily attend the office of _____________ of a company comparable to Eastern. During the Term, the Employee's position (including his status and reporting requirements), authority, duties, powers and responsibilities shall be at least commensurate in all material respects with the most significant of those assigned to Employee as of the date immediately prior to the Effective Date. During the Term, Employee will devote Employee's full working time and attention to the business of Eastern and its clients and will not engage in any other business activities, whether or not for compensation -- other than personal, passive investments -- without Eastern's express written approval, nor will Employee engage in any activities that would interfere with or present a conflict of interest concerning his employment with Eastern. Notwithstanding the foregoing, Employee may devote a reasonable amount of his time to his personal investments and business affairs (including service as a director of unaffiliated companies) and to civic and charitable activities, within the limits of and subject to the Company's policies in effect from time to time. Employee primarily will perform his duties at Eastern's offices in Santa Ana, California, unless otherwise agreed to in writing by Employee and Eastern.

        4. Compensation. Employee shall be compensated as outlined below:

               4.1 Annual Salary. During the Term, the Company shall pay Employee a minimum base annual salary of ______________ Dollars ($_______) (the "Annual Salary") before deducting all applicable withholdings, payable in equal installments at the time and in the manner dictated by the Company's standard payroll policies and practices, but not less than frequently than monthly. The Annual Salary may be increased (but not decreased) from time to time at the discretion of Eastern's President in order to reflect the responsibilities of Employee's position, his performance results and the effect of inflation.

               4.2 Other Compensation and Benefits. During the Term, as additional compensation, Employee shall be entitled to participate in and receive the following:

                      (a) Commission Payments. Employee will be paid commission payments on sales generated by Employee as provided on Schedule 1 attached hereto.

                      (b) Benefits. Employee shall be entitled to participate in all employment benefit programs including, but not limited to, medical, dental, disability, group life, 401(k), employee stock purchase plan and any other benefits as the Eastern may from time to time make available to all employees of similar rank, subject to eligibility requirements. Such employment benefit programs shall be no less favorable than those provided to employees of FNIS of similar rank. Employee shall also be entitled to (i) offices and other working facilities in the Eastern's offices located in Santa Ana, California and (ii) secretarial and other assistance suitable to his position and adequate for the performance of his duties hereunder.

                      (c) Vacation and Sick Days. Employee will be entitled to receive vacation and sick time in an amount consistent with Employee's position and seniority at Eastern, taking into account years of service with Eastern Financial Systems, Inc. provided that Employee shall be entitled to accrue vacation at the rate of ____ (__) weeks per year. In addition, Employee shall be entitled to such holidays consistent with Eastern's standard policies or as Eastern's Board of Directors may approve.

                      (d) Expense Reimbursement. Eastern shall promptly reimburse Employee each month for reasonable travel, lodging, customer entertainment, promotion and other ordinary and necessary business expenses, upon presentation of itemized accounts of such expenses in accordance with Eastern's policies in effect and as amended from time to time.

        5. Termination of Employment.

               5.1 For Cause.

                      (a) Right to Terminate. Eastern may terminate the Employee's employment under this Agreement for Cause (as defined below), such termination to be effective on the date specified in such notice. For purposes of this Agreement, "Cause" shall mean: (a) material breach of any material provision of this Agreement, which breach Employee shall have failed to cure within thirty (30) days after Employee's receipt of written notice from Eastern specifying the specific nature of Employee's breach; or (b) willful and gross misconduct by Employee that in any way has a direct, material and adverse effect and demonstrable damage on Eastern's reputation or its relationship with its customers or employees, including, without limitation, (i) use of alcohol or illegal drugs such as to interfere with the Employee's obligations hereunder,
(ii) conviction of a felony or of any crime involving theft, and (iii) proven material failure by Employee to comply with applicable laws or governmental regulations pertaining to Employee's employment hereunder. For purposes herein, no act or failure to act on the part of Employee shall be considered "willful" unless it is done, or omitted to be done, by Employee in bad faith or without reasonable belief that Employee's action or omission was in the best interests of the Company. To terminate Employee's employment for Cause, Eastern shall give Employee written notice ("Notice of Termination for Cause") of its intention to terminate the Employee's employment for Cause, setting forth in reasonable detail the specific conduct of Employee that it considers to constitute Cause and the specific provision(s) of this Agreement on which it relies.

                      (b) Payments. Upon any termination of the Employee's employment hereunder pursuant to Section 5.1(a), the Company shall pay to Employee (a) the earned and unpaid portion of the Annual Salary due Employee pursuant to Section 4.1, computed on a pro rata basis to the effective date of such termination (based on the actual number of days elapsed over a year of 365 days), (b) all unpaid, accrued and earned benefits due to Employee under Section
4.2 (a)-(d) as of the effective date of such termination, and (c) all expenses for which Employee shall not have been reimbursed and is entitled to reimbursement as provided in Section 4.2(d). All amounts due to Employee under this Section 5.1(b) shall be paid in a lump sum on the effective date of the termination or within ten (10) days thereafter, whichever is sooner, unless state law requires otherwise. Upon such payment, neither Employee nor Employee's beneficiaries or estate shall have any further rights or claims against the Company.

               5.2 Termination Without Cause.

                      (a) Right to Terminate. Eastern may terminate the Employee's employment under this Agreement without Cause at any time, at its sole discretion, upon written notice to the Employee, such termination to be effective on the date specified in such notice (a "Termination Without Cause").

                      (b) Payments. In the event of Termination Without Cause, the Company shall pay to the Employee: (a) an amount equal to (i) Employee's Annual Salary in effect as of the date of termination, plus the greater of either (x) the total annual bonus paid, payable or which would have been payable in the most recently completed fiscal year, or (y) the highest bonus paid to Employee for any year during which this Agreement was in effect, (b) all unpaid, accrued and earned benefits due to Employee under Section 4.2(a)-(d), (c) all expenses for which Employee shall not have been reimbursed and is entitled to reimbursement as provided in Section 4.2(d). All amounts due to Employee under this Section 5.2(b) shall be paid on the effective date of the termination or within ten (10) days thereafter, whichever is sooner, unless state law requires otherwise. Upon such payment neither Employee nor Employee's beneficiaries or estate shall have any further rights or claims against the Company.

               5.3 Termination by Employee.

                      (a) Right to Terminate. The Employee may terminate the Employee's employment voluntarily for any other reason without being in breach of this Agreement. In the event of such termination, the Company shall have no obligations to the Employee, other than as set forth in Section 5.3.

                      (b) Payments. Upon any termination of the Employee's employment hereunder pursuant to Section 5.3(a), the Company shall pay (a) the earned and unpaid portion of the Annual Salary due Employee pursuant to Section 4.1, computed on a pro rata basis to the effective date of such termination (based on the actual number of days elapsed over a year of 365 days), provided, however, that in the event Employee terminates employment for Good Reason (as defined below), the Company shall pay to the Employee an amount equal to (i) Employee's Annual Salary in effect as of the date of termination, plus the greater of either (x) the total annual bonus paid, payable or which would have been payable in the most recently completed fiscal year, or (y) the highest bonus paid to Employee for any year during which this Agreement was in effect,
(b) all unpaid, accrued and earned benefits due to Employee under Section 4.2(a)-(d) as of the effective date of such termination, and (c) all expenses for which Employee shall not have been reimbursed and is entitled to reimbursement as provided in Section 4.2(d). All amounts due to Employee under this Section 5.3(b) shall be paid in a lump sum on the effective date of the termination or within ten (10) days thereafter, whichever is sooner, unless state law requires otherwise. Upon such payment neither Employee nor Employee's beneficiaries or estate shall have any further rights or claims against the Company.

                      (c) "Good Reason". For purposes herein, "Good Reason" shall mean:

                             (1) the assignment to Employee of any duties or
responsibilities inconsistent in any respect with those customarily associated with the positions to be held by Employee pursuant to this Agreement, or any other action by Eastern or FNIS that results in a diminution in the Employee's position, authority, duties or responsibilities, other than an isolated, insubstantial and inadvertent action that is not taken in bad faith and is remedied by Eastern or FNIS promptly after receipt of notice thereof from Employee;

                             (2) any failure by Eastern or FNIS to comply with
any provision of Section 4 of this Agreement, other than an isolated, insubstantial and inadvertent failure that is not taken in bad faith and is remedied by Eastern or FNIS promptly after receipt of notice thereof from Employee;

                             (3) Eastern's or FNIS's relocation of Employee out
of Eastern's offices in Santa Ana, California, except for required short-term travel on Eastern's behalf to the extent necessary for him to carry out his normal duties in the ordinary course of business, or the relocation of Eastern's headquarters to a location more than 30 miles from its present location;

                             (4) any other material breach of this Agreement by
Eastern or FNIS that either is not taken in good faith or is not remedied by Eastern or FNIS promptly after receipt of notice thereof from Employee;

                             (5) subject to Section 9.5(d), a Change-in-Control
(as defined below) of FNIS;

                             (6) a Change-in-Control of Eastern;

                             (7) the failure by the Company to obtain the
assumption of this Agreement by any successor as contemplated by Section 9 hereof.

                      (d) For purposes herein, a "Change-in-Control of FNIS" shall be deemed to have occurred if there shall be consummated (i) any consolidation or merger of FNIS other than a consolidation or merger of FNIS in which the holders of the FNIS Common Stock immediately prior to the merger own more than 50% of the voting securities of the surviving corporation immediately after the merger, or (ii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of FNIS; provided, however, that a Change-in-Control of FNIS shall not be deemed to occur in any event so long as Fidelity National Financial, Inc. and/or any of its affiliates own more than 50% of the voting securities of FNIS. Notwithstanding anything contained in this Agreement to the contrary, the right to terminate for Good Reason pursuant to Section 9.3(c)(5) shall terminate at such time as Employee is able to sell all of his shares of FNIS Common Stock during a three month period pursuant to Rule 144 of the Securities Act of 1933, as amended (the "Securities Act") and FNIS is providing current public information within the meaning of Rule 144(c)(1) of the Securities Act.

                             For purposes herein, a "Change-in-Control of
Eastern" shall be deemed to have occurred if (i) there shall be consummated (x) any consolidation or merger of Eastern other than a consolidation or merger of Eastern in which the holders of Eastern's Common Stock immediately prior to the merger own more than 50% of the voting securities of the surviving corporation immediately after the merger, or (y) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of Eastern, or (ii) the stockholders of Eastern approve any plan or proposal for the liquidation or dissolution of Eastern, or
(iii) any "person" (such as that term is used in Sections 13(d) and 14(d) of the Exchange Act), other than Eastern or any "person" who, on the date hereof, is a director or officer of Eastern, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), of securities of Eastern representing 30% or more of the combined voting power of Eastern's then outstanding securities; provided, however, that a Change-in-Control of Eastern shall not be deemed to occur in any event so long as FNIS, Fidelity National Financial, Inc. and/or any of their affiliates own more than 50% of the voting securities of Eastern.

               5.4 For Inability To Perform Essential Job Functions.

                      (a) Disability. If, because of physical or mental illness or injury Employee should become unable to perform the Employee's duties hereunder for a period of ninety (90) consecutive days ("Disability"), Employee shall be entitled to a leave of absence from the Company consistent with state and/or federal law, and Eastern's personnel policies and procedures. Employee's compensation, employment-related benefits and status will be governed according to state and/or federal statutes and this Agreement, and/or Eastern's personnel policies and procedures.

                      (b) Payments. Upon any termination of the Employee's employment hereunder pursuant to this Section 5.4 by reason of Employee's Disability, the Company shall pay, in addition to any employment related benefits payable pursuant to state and/or federal statutes and/or the Company's personnel policies and procedures, (a) the earned and unpaid portion of the Annual Salary due to the Employee pursuant to Section 4.1, computed on a pro rata basis to the effective date of such termination (based on the actual number of days elapsed over a year of 365 days), (b) any unpaid, accrued and earned benefits due to the Employee under Section 4.2(a)-(d) as of the effective date of such termination, and (c) all expenses for which the Employee shall not have been reimbursed and is entitled to reimbursement as provided in Section 4.2(d). Except as otherwise specified above, all amounts due to the Employee under this
Section 5.4 shall be paid on the effective date of the termination or within ten
(10) days thereafter, whichever is sooner, unless state law requires otherwise. Upon such payment, neither Employee nor Employee's beneficiaries or estate shall have any further rights or claims against the Company.

               5.5 For Death.

                      (a) Death. If Employee should die during Employee's employment with Eastern under this Agreement, Employee's employment hereunder shall terminate effective on the date of death.

                      (b) Payments. Upon any termination of Employee's employment hereunder pursuant to Section 5.5, the Company shall pay (a) the earned and unpaid portion of the Annual Salary due Employee pursuant to Section 4.1, computed on a pro rata basis to the effective date of such termination (based on the actual number of days elapsed over a year of 365 days), (b) all unpaid, accrued and earned benefits due to Employee under Section 4.2(a)-(d) as of the effective date of such termination, and (c) all expenses for which Employee shall not have been reimbursed and is entitled to reimbursement as provided in Section 4.2(d). All amounts due to Employee under this Section 5.5 shall be paid in a lump sum on the effective date of the termination or within ten (10) days thereafter, whichever is sooner, unless state law requires otherwise.

        6. Covenants of Employee.

               6.1 Confidential Information. Employee acknowledges that, during the course of Employee's employment with Eastern, Employee will have access to information relating to Eastern's business that provides Eastern with a competitive advantage (or that could be used to Eastern's disadvantage by a competitor). The term "Confidential Information" includes but is not limited to:

                      i. the identity of Eastern's past, present and prospective clients;

                      ii. Eastern's products and its pricing of those products;

                      iii. the identity of suppliers from which Eastern obtains products for its clients, and the terms and conditions on which Eastern transacts business with those suppliers;

                      iv. Eastern's internal corporate policies related to those services;

                      v. the individual services purchased by or for Eastern clients;

                      vi. the individual specifications or characteristics of products or services ordered by Eastern's clients;

                      vii.   Eastern's business strategies;

                      viii. confidential information, including names, addresses and telephone numbers of Eastern's clients and Eastern's contacts at those clients;

                      ix. the transactions in which Eastern's clients are engaged or are considering engaging;

                      x. information concerning Eastern's financial condition and performance and the compensation paid to its other employees.

               Notwithstanding anything herein to the contrary, no obligation or liability shall accrue hereunder with respect to any of the Confidential Information to the extent that such Confidential Information (1) is or becomes publicly available other than as a result of acts by Employee in violation of this Agreement, (2) is or becomes available to Employee from a source that, to the Employee's knowledge, is not bound by a confidentiality agreement with the Company prohibiting such disclosure or (3) is, on the advice of counsel, required to be disclosed by law or legal process.

               6.2. Duty Of Confidentiality. Employee agrees to use Employee's best efforts, both during and after employment by Eastern, to hold all Confidential Information in a fiduciary capacity for the benefit of Eastern and to safeguard such Confidential Information. Employee also agrees that Employee will not directly or indirectly use or disclose such Confidential Information except as may be necessary in the good faith performance of Employee's duties for Eastern. The rights set forth herein are in addition to all rights Eastern may have under the common law or applicable statutory laws relating to the protection of trade secrets.

               6.3 Eastern's Documents. Employee also acknowledges that all documents Employee creates or receives in connection with Employee's employment belong to Eastern, not to Employee personally. Such documents include files, memoranda, correspondence, reports, client records and compilations of information, however such information may be recorded and whether on hard copy or on computer or magnetic disk ("Eastern Documents"). Employee agrees to return all Eastern Documents (including all copies) to Eastern promptly upon termination of Employee's employment, and agrees that, during or after Employee's employment, Employee will not, under any circumstances (except as otherwise permitted under the last paragraph of Section 6.1 herein), without Eastern's specific written authorization, disclose Eastern Documents or any information contained in Eastern Documents to anyone outside Eastern or use Eastern Documents for any purpose other than the advancement of Eastern's interests.

               6.4 Eastern's Clients. Employee further acknowledges that all clients Employee services while employed by Eastern are clients of Eastern and not Employee's personally. Employee also acknowledges that, by virtue of Employee's employment with Eastern, Employee has gained or will gain knowledge of the identity, characteristics and preferences of its clients, and that Employee would potentially have to draw on Client Confidences and Confidential Information if Employee were to solicit or service Eastern's clients on behalf of a competing business enterprise.

               6.5 Competitive Activities During Employment. Employee agrees that during Employee's employment by Eastern, Employee will devote substantially all Employee's business time and effort to and give undivided loyalty to Eastern. Employee will not, during Employee's employment by Eastern, engage in any way whatsoever, directly or indirectly, in any business that is competitive with Eastern, nor solicit, or in any other manner work for or assist in any business, which is competitive with Eastern. During Employee's employment by Eastern, Employee will undertake no planning for or organization of any business activity competitive with the work Employee performs as an employee of Eastern, and Employee will not, during Employee's employment by Eastern, combine or conspire with any other employee of Eastern or any other person for the purpose of organizing any such competitive business activity.

               6.6 Non-Competition and Solicitation After Employment. If Employee terminates employment with Eastern for any reason (except for Termination Without Cause or Termination With Good Reason), one (1) year following such termination of employment with Eastern, Employee will not:

                      (a) Directly or indirectly, engage or have an interest in (as owner, partner, shareholder, employee, director, officer, consultant or otherwise), with or without compensation, any business that is in direct competition with the lines of business actually being conducted by Eastern on the date that the employment terminates. (Nothing herein, however, will prohibit Employee from holding not more than five percent (5%) of any class of publicly traded securities of any such business.)

                      (b) Directly or indirectly call upon, solicit or divert any customer of Employer upon whom Employee had contact with during Employee's employment, except this paragraph shall not apply to general media solicitation.

                      (c) Directly or indirectly, hire or seek to hire (whether on Employee's own behalf or on behalf of some other person or entity) any person who is at that time an employee of Eastern, or who had left Eastern's employment within three months prior thereto. Nor will Employee, during this two-year period, directly or indirectly, encourage or induce any employee of Eastern to leave Eastern's employ. This paragraph shall not apply to general media solicitation for employment nor hires resulting there from.

               6.7 Remedy for Breach. Employee acknowledges and agrees that monetary damages will not be an adequate remedy for a breach by Employee of any provisions of this Agreement and that irreparable injury will result to Eastern, and its business and property, in the event of such a breach. Accordingly, Employee acknowledges that Eastern may, in addition to seeking legal remedies, take appropriate actions to enjoin Employee from violating any of the provisions noted above within this Agreement.

        7. Return of Company Documents. Upon termination of this Agreement, Employee shall return immediately to the Company all records and documents of or pertaining to the Company and shall not make or retain any copy or extract of any such record or document.

        8. Improvements and Inventions. Any and all improvements or inventions in the FNIS's line of business that Employee may conceive, make or participate in during the period of Employee's employment shall be the sole and exclusive property of the Company. Employee will, whenever requested by the Company during the period of Employee's employment, execute and deliver any and all documents which the Company shall deem appropriate in order to apply for and obtain patents for improvements or inventions or in order to assign and convey to Company the sole and exclusive right, title and interest in and to such improvements, inventions, patents or applications.

        9. Change of Control or Sale of Assets. The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, by agreement in form and substance satisfactory to Employee, to expressly assume and agree to perform this Agreement in the same manner required of the Company and to perform it as if no such succession had taken place. Failure of the Company to obtain such agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle Employee to terminate employment for Good Reason. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid which executes and delivers the agreement provided for in this Section 9 or which otherwise becomes bound by all the terms and provision of this Agreement by operation of law.

        10. Miscellaneous.

               10.1 Successors and Assigns. The rights and obligations of Eastern under this Agreement shall inure to the benefit and shall be binding upon its successors and assigns of Eastern.

               10.2 Amendment or Modifications. No amendment or modification of this Agreement or of any covenant, condition or limitation of this Agreement, shall be binding and valid unless contained in a writing executed by both parties hereto.

               10.3 Mediation. The parties hereby agree to proceed in good faith to submit all controversies, claims, and matters of difference arising out of this Agreement to mediation, in Pittsburgh, Pennsylvania. The parties will jointly appoint an acceptable mediator and will share equally in the cost of such mediation. In the event the entire dispute is not resolved within thirty
(30) calendar days from the date written notice requesting mediation is sent by one party to the other, the mediation, unless otherwise agreed, shall terminate and the dispute may be submitted to the courts for adjudication.

               10.4 Governing Law & Consent To Jurisdiction. This Agreement, and any dispute hereunder, shall be governed by, interpreted, and construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to its conflicts of laws provision.

               10.5 Severability & Construction. If any provision or words of this Agreement, or the application of any such provision or words, is determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Agreement, or the application of such provision or words contained in this Agreement are found by any court to be ambiguous, the Agreement shall be deemed to have been drafted by all of the signatories and no ambiguity shall be construed against any of the signatories.

               10.6 Entire Agreement. This Agreement constitutes the complete and entire agreement of the parties. No oral statement or prior written matter, extrinsic of this Agreement, shall have any force or effect. In executing this Agreement, the parties are not relying on any representations or promises other than those expressly set forth in this Agreement. Each of the parties acknowledge that none of them has been induced to execute this Agreement by reason of any representation or promise by or on behalf of any other party not herein contained, nor by reason of any failure by or on behalf of any other party to divulge any fact or facts, nor by any fraud, pressure or undue influence, and that none of the parties will, under the circumstances, assert or claim any invalidity of this Agreement, or any provisions thereof.

               10.7 Notices. Any notice, request or instruction to be given hereunder shall be in writing and shall be (a) delivered personally; (b) mailed by first-class, registered or certified mail, return receipt requested, postage prepaid; (c) sent by nationally recognized next-day or overnight mail or delivery; or (d) sent by facsimile transmission, to the parties at the respective addresses set forth below:

               To the Company:              To Employee:

               Fidelity National            ____________________
               Information Solutions, Inc.  ____________________
               4050 Calle Real              ____________________
               Santa Barbara, CA 93110      Telecopy: __________
               Attn: PATRICK F. STONE
               Telecopy: 805-696-7374

or, in each case, at such other address as may be specified in a written notice sent in accordance with the provisions of this Section 10.7 to the other parties hereto. All notices shall be deemed effective and given upon the next business day; provided, however, that if delivered personally or by facsimile on or prior to 5:00 p.m. local time at the place of receipt, it shall be deemed to have been given as of the day of delivery.

               10.8 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but which together shall constitute one and the same instrument.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

           [SIGNATURE PAGE FOR DARTON S. ROSE'S EMPLOYMENT AGREEMENT]


        IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the date and year first shown above.

                                            EMPLOYEE


DATED:                                      By:
        ----------------------                 ---------------------------------
                                                   Name:
                                                   Title:


                                            EASTERN FINANCIAL SYSTEMS, INC.


DATED:                                      By:
        ----------------------                 ---------------------------------
                                                   Name:
                                                   Title:


                                            FIDELITY NATIONAL INFORMATION
                                            SOLUTIONS, INC.


DATED:                                      By:
        ----------------------                 ---------------------------------
                                                   Name:
                                                   Title:

                                   SCHEDULE 1
                              COMMISSION STRUCTURE


Sales Targets (new software license gross revenues generated by Employee per calendar year) will be as follows for the each calendar year listed:

2002 -- ______________ Dollars ($_________)
2003 -- ______________ Dollars ($_________)
2004 -- ______________ Dollars ($_________)

Commission payments for each calendar year will range from 1.0% - 12.0% of gross revenues generated by Employee based upon the following structure:

          CALENDAR YEAR SOFTWARE LICENSE
                REVENUES GENERATED           COMMISSION PAID ON REVENUES
             0 -- 25% of Sales Target                   1.00%
            26 -- 50% of Sales Target                   3.00%
            51 -- 60% of Sales Target                   5.00%
            61 -- 70% of Sales Target                   6.00%
            71 -- 80% of Sales Target                   7.00%
            81 -- 90% of Sales Target                   8.00%
            91 -- 100% of Sales Target                  9.00%
           101 -- 110% of Sales Target                 10.00%
           111 -- 125% of Sales Target                 11.00%
        In Excess of 126% of Sales Target              12.00%

Once annual Sales Targets are achieved, Employee will also receive commissions on annual "Software Protection" renewals equal to Five Percent (5.00%) of the value of the renewal for Empower Software License contracts generated by Employee.

                    ADDENDUM TO FORM OF EMPLOYMENT AGREEMENT

                              EMPLOYMENT AGREEMENTS

Registrant entered into employment agreements with the following individuals:

David N. Spies
Joseph P. Delaney
Darton S. Rose
Alfred S. Bartello